UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2019

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SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware (State or other jurisdiction of incorporation)	1-4219 (Commission File Number)	74-1339132 (I.R.S. Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on November 19, 2018, Spectrum Brands Holdings, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Acquisition Agreement (the “GBL Amended Agreement”) with Energizer Holdings, Inc., a Missouri corporation (“Energizer”), on November 15, 2018.

On January 2, 2019, pursuant to the terms and conditions of the GBL Amended Agreement, Energizer completed its previously announced acquisition of the Company’s global battery, lighting and portable power business (the “GBL Business”) for an aggregate purchase price of $2.0 billion in cash.

The foregoing description of the GBL Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the GBL Amended Agreement filed on the Current Report on Form 8-K filed by the Company on November 15, 2018, which agreement is incorporated herein by reference in its entirety.

Pursuant to Article 11 of Regulation S-X, the Company files this report to disclose certain pro forma financial information regarding the divestiture of the GBL Business.  For further information, see Item 9.01 below.

The exhibits filed herewith have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, Energizer or the GBL Business.  In particular, the assertions embodied in the representations and warranties in the GBL Amended Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure letter prepared in connection with the execution and delivery of the GBL Amended Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the GBL Amended Agreement are not necessarily characterizations of the actual state of facts about the Company, Energizer or the GBL Business at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)Not applicable.

(b)Pro Forma Financial Information – Pursuant to Article 11 of Regulation S-X, filed as Exhibit 99.1 to this report and incorporated herein, are (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2018, as if the divestiture of the GBL Business had occurred as of that date, (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the year ended September 30, 2018, as if the GBL Divestiture had occurred on October 1, 2017, and the related notes thereto.

(c)Not applicable.

(d)Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description
99.1

The (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2018, as if the divestiture of the GBL Business had occurred as of that date, (ii) Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the year ended September 30, 2018, as if the GBL Divestiture had occurred on October 1, 2017, and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2019

SPECTRUM BRANDS HOLDINGS, INC.

By:/s/ Ehsan Zargar
Name: Ehsan Zargar
Title: Executive Vice President, General Counsel and Secretary